UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 01, 2022

Genesco Inc.

(Exact name of Registrant as Specified in Its Charter)

Tennessee	1-3083	62-0211340
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

535 Marriott Drive
Nashville,, Tennessee		37214
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 615 367-7000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	GCO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 27, 2022, the board of directors of Genesco, Inc. (the "Company") approved Second Amended and Restated Bylaws for the Company (the "Second Amended and Restated Bylaws"), effective immediately to:

Director Nominations - Article II, Section 6

•
Require that, to propose a nominee for election as a director at a meeting of the shareholders, a proposing shareholder must fully comply with Rule 14a-19 under the Securities Exchange Act of 1934, as amended ("Rule 14a-19"), including with respect to the solicitation of proxies;
•
Clarify requirements in connection with Rule 14a-19 relating to a director nominee's written consent to being named in a proxy statement;
•
Require that no shareholder may nominate at a meeting of the shareholders a number of director nominees in excess of the number of directors to be elected at such meeting;

Governing Provisions Regarding Nominations and Proposals - Article II, Section 8(f)

•
Establish that the Company may disregard proxies or votes solicited by a shareholder for nominees proposed by such shareholder if the shareholder does not comply with Rule 14a-19, including by providing proper notice, timely filing of a definitive proxy statement and soliciting the required number of holders of the Company's common stock; and

Proxies - Article II, Section 11

•
Require that a shareholder directly or indirectly soliciting proxies from other shareholders to use a proxy card color other than white.

The foregoing description of the Second Amended and Restated Bylaws and the amendments contained herein does not purport to be complete and is qualified in its entirety by reference to the Second Amended and Restated Bylaws, which are filed herewith as Exhibit 3.1, and as Exhibit 3.2 in redline form showing the changes described above, and incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

The following exhibits are furnished herewith:

Exhibit Number	Description

3.1	Second Amended and Restated Bylaws of Genesco, Inc.

3.2	Second Amended and Restated Bylaws of Genesco, Inc., redlined for amendments effective October 27, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESCO, INC.

Date:	November 1, 2022	By:	/s/ Scott E. Becker
Scott E. Becker Senior Vice President, Secretary and General Counsel